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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                  May 14, 2004





                         TOUCHSTONE SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)




           DELAWARE                  0-12969                     95-3778226
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(State or other jurisdiction       (Commission                 (IRS Employer
     Of incorporation)             File Number)              Identification No.)



              1538 TURNPIKE ST., NORTH ANDOVER, MASSACHUSETTS 01845
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                  (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (978) 686-6468



                                       N/A
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         (Former name or former address, if changed since last report.)




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ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

            On May 14, 2004, Touchstone Software Corporation (the "Company") announced financial results for the quarter ended March 31, 2004. The Company also announced the introduction of a new product line. A copy of the press release is furnished as exhibit 99.1 to this Current Report.

            The information contained in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.























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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          TOUCHSTONE SOFTWARE CORPORATION
                                                   (Registrant)


Date: May 14, 2004                        By: /s/ Jason K. Raza
                                              --------------------------------
                                              Jason K. Raza, President and CEO














                                  EXHIBIT INDEX
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Exhibit           Description
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99.1              Press Release, date May 14, 2004













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